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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Giga-tronics Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Giga-tronics Incorporated
4650 Norris Canyon Road
San Ramon, California 94583
(925) 328-4650

August 12, 2005

To Our Shareholders:

     I cordially invite you to attend the annual meeting of Giga-tronics Incorporated shareholders to be held at 9:30 a.m. on Tuesday, September 13, 2005, at the Giga-tronics executive offices, 4650 Norris Canyon Road, San Ramon, California.

     At the meeting, you will be asked to elect five directors, approve the 2005 Equity Incentive Plan and approve the ratification of Perry-Smith LLP as our independent accountants. Information about these matters is set forth in the attached Notice and Proxy Statement.

     Giga-tronics counts on your continued interest, and I hope you will be able to attend the meeting. However, regardless of whether you plan to attend in person, it is important that your vote be counted. I urge you to vote your shares by signing and returning the accompanying proxy card.

Sincerely,

George H. Bruns, Jr.
Chairman and Chief Executive Officer

Giga-tronics Incorporated
4650 Norris Canyon Road
San Ramon, California 94583
(925) 328-4650

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

     The Annual Meeting of Shareholders of Giga-tronics Incorporated will be held at 9:30 AM, local time, on Tuesday, September 13, 2005, at the Giga-tronics executive offices, at 4650 Norris Canyon Road, San Ramon, California, for the following purposes:

1.	Elect five directors for the ensuing year;

2.	Approve the 2005 Equity Incentive Plan;

3.	Ratify the appointment of Perry-Smith LLP as independent accountants; and

4.	Transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on July 18, 2005 will be entitled to vote at this meeting, or any adjournment of this meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER YOU HOLD. PLEASE DATE, SIGN, VOTE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED, PREPAID ENVELOPE.

By Order of the Board of Directors,

Mark H. Cosmez II
Secretary

San Ramon, California
August 12, 2005

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
PROPOSAL 1
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
PROPOSAL 2
PROPOSAL 3
SHAREHOLDERS’ PROPOSALS
OTHER MATTERS

Giga-tronics Incorporated
4650 Norris Canyon Road
San Ramon, California 94583
(925) 328-4650

August 12, 2005

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

to be held
September 13, 2005

     This proxy statement is submitted by the Board of Directors of Giga-tronics Incorporated (“Giga-tronics” or the “Company”), a California corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on September 13, 2005, in accordance with the notice to shareholders, and at any adjournment thereof.

     Our Board of Directors has fixed July 18, 2005 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at this meeting. A majority of the shares of common stock will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 4,734,646 shares of Giga-tronics common stock issued and outstanding. Each share outstanding on the record date is entitled to one vote as to each matter to be acted on at this meeting. However, each shareholder will be entitled to cumulate his votes in the election of directors provided that notice of an intention to cumulate votes is given at this meeting by at least one shareholder before voting for the election of directors. Under cumulative voting, a shareholder is allowed one vote per share multiplied by the number of directors to be elected and may cast the total number of votes for one nominee or may distribute the total number of votes among as many nominees as the shareholder chooses. Five directors will be elected at this meeting.

     Shares represented by properly executed proxies received by Giga-tronics will be voted at the Annual Meeting according to the instructions on the proxies. It is intended that shares represented by proxies received by Giga-tronics which are not marked to the contrary will be voted FOR all proposals included in the notice of this meeting.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. A shareholder giving a proxy may revoke it before its exercise by filing with the Secretary of Giga-tronics either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy will be revoked automatically if the shareholder who executed it is present at the Annual Meeting and votes in person. Attendance at this meeting will not, in and of itself, constitute the revocation of a proxy. The granting of a proxy will give the proxy holder authority to cumulate votes if cumulative voting is elected.

     The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent to Giga-tronics shareholders is August 12, 2005.

     In the election of directors, the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by such shares are elected. Votes against the director and votes withheld have no legal effect. Approval of a majority of the shares present or represented and voting at the Annual Meeting is required for all items submitted to the shareholders for their consideration except the election of directors. Georgeson Shareholder Communications, Inc. (Georgeson Shareholder) will be using an automated system for the tabulation of shareholder votes for Giga-tronics. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and generally will have no effect. Abstentions may be specified on proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted, and therefore counted in the tabulation of the votes cast on a proposal with the effect of a negative vote. Broker non-votes are shares which are represented at the Annual Meeting which a broker or nominee has indicated it does not have discretionary authority to vote with respect to a particular matter. A broker non-vote will not be counted for purposes of determining the election of directors or ratifying the selection of Giga-tronics’ independent accountants, but for other proposals generally have the effect of a negative vote. Approval of Proposal 2 requires approval of holders of a majority of the shares present or represented and voting at the Annual Meeting but implementation of the plan under the California Corporate Securities Law may require approval of holders of a majority of the outstanding shares, and withheld votes and broker non-votes will have the effect of a negative vote for this purpose.

     The Annual Report of Giga-tronics for its fiscal year ended March 26, 2005 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting.

     The costs of solicitation of proxies, including the printing, handling and mailing of the proxy material, will be paid by Giga-tronics. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of shares held in their names, and Giga-tronics will reimburse them for their expenses. The solicitation of proxies through this proxy statement may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Giga-tronics and by Georgeson Shareholder. Giga-tronics has retained Georgeson Shareholder to solicit proxies for a fee of approximately $6,000, plus a reasonable amount to cover expenses. No additional compensation will be paid to directors, officers or other employees for such services.

     The executive offices of Giga-tronics are located at 4650 Norris Canyon Road, San Ramon, California 94583, and the telephone number at that location is (925) 328-4650.

PROPOSAL 1

ELECTION OF DIRECTORS

     At the Annual Meeting, five directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The nominees of the Board of Directors for election as directors are listed below. There are no family relationships among the nominees or between any nominee and any executive officer of Giga-tronics. The Board of Directors has determined that Messrs. Cole, Harvey and Robert Wilson are independent for purposes of Nasdaq requirements.

	Director
Name and Principal Occupation	Since	Age
George H. Bruns, Jr.	1980	86

Chief Executive Officer since January, 1995, Chairman of the Board and a Director of the Company. He provided seed financing for the Company in 1980 and has been a Director since inception. Mr. Bruns is General Partner of The Bruns Company, a private venture investment and management consulting firm. Mr. Bruns is Director of Testronics, Inc. of McKinney, Texas.

James A. Cole	1994	63

General Partner of Windward Ventures, General Partner of Spectra Enterprise Associates and a Partner of New Enterprise Associates. Founder and President of Amplica, Inc. and presently a director of Vitesse Semiconductor Corp., a public company, and eleven private companies including Troika Network and Astute Networks.

Kenneth A. Harvey	2002	40

President of Peak Consulting Group. Former CEO of Advanced Wireless & Telecom, Vice President and General Manager of Credence Systems Corporation. Co-founded Modulation Instruments where he served as President and CEO.

William E. Wilson	1998	65

Now retired, Mr. Wilson was President of Microsource, Inc. from April 2001 to January 2004. Before joining the Company as the President of Microsource, Inc., Mr. Wilson was the Chairman and CEO of Microwave Technology Incorporated of Fremont, CA, a producer of microwave devices and amplifiers with broad application to the telecommunications and the test and measurement industries.

Robert C. Wilson	1991	85

Chairman of Wilson & Chambers, a private investment firm. Formerly Vice President of General Electric, Executive Vice President of Rockwell International, CEO of Collins Radio, and CEO of Memorex.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL
NOMINEES NAMED.

Information about Executive Officers

Name	Age	Position
George H. Bruns, Jr.	86	See previous table.

Mark H. Cosmez II	54	Vice President, Finance/Chief Financial Officer, Giga-tronics since October 1997. Before joining Giga-tronics, Mr. Cosmez was the Chief Financial Officer for Pacific Bell Public Communications. Prior to 1997, he was the Vice President of Finance and Chief Financial Officer for International Microcomputer Software Inc., a NASDAQ-traded software company.

Jeffrey T. Lum	59	President, ASCOR, Inc. since November 1987. Mr. Lum founded ASCOR in 1987 and has been President since inception. Mr. Lum was a founder and Vice President of Autek Systems Corporation, a manufacturer of precision waveform analyzers. Mr. Lum is on the Board of Directors for the Santa Clara Aquamaids, a non-profit organization dedicated to advancing athletes in synchronized swimming to the Olympics games.

Daniel S. Markowitz	54	President of Microsource, Inc. since 2003. Prior to that, President of Dymatix, a subsidiary of Giga-tronics, Inc., and its Ultracision and Viking predecessors from 1996 through 2003. General Manager of Mar Engineering from 1993 to 1996. Prior to that, some 20 years of varied positions in the aerospace industry.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Meetings

     There were eight meetings of the Board of Directors during the last fiscal year. All of the directors attended all the regularly scheduled meetings of the Board of Directors and all the committees on which they sat. Directors are expected to attend the Annual Meeting except for good cause. Three of five directors attended the Annual Meeting in 2004.

Committees

     Giga-tronics’ Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee. During fiscal 2005, the Audit Committee consisted of independent (as determined under the rules of the Nasdaq and the Sarbanes Oxley Act) non-employee directors James A. Cole, Kenneth A. Harvey and Robert C. Wilson. The Audit Committee serves to monitor the effectiveness of the independent audit, as well as the Company’s accounting, financial controls and financial reports. The charter of the Audit Committee was included as an exhibit to the Proxy Statement for the 2004 Annual Meeting. The Audit Committee must approve all non-audit services provided by the independent accountants. The Audit Committee has not adopted any standards for pre-approval of non-audit services and has not pre-approved any non-audit services. The Audit Committee held six meetings during the past fiscal year. The board has determined that Robert Wilson has:

(i) an understanding of generally accepted accounting principles and financial statements;

(ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv) an understanding of internal control over financial reporting; and

(v) an understanding of audit committee functions.

Therefore the Board of Directors determined that Robert Wilson is the Audit Committee’s financial expert for purposes of Nasdaq rules and requirements of the Sarbanes Oxley Act.

     Compensation Committee. During fiscal 2005, the Compensation Committee consisted of independent non-employee directors James A. Cole, Kenneth A. Harvey and Robert C. Wilson. The committee formulates recommendations to the Board of Directors regarding levels of compensation for management. In addition, in order to recognize the expected future contributions of key employees and provide an additional incentive for them to remain with Giga-tronics over the long-term, the Committee awards options to purchase shares of our common stock. The Compensation Committee reviews and approves all stock options and executive compensation as part of the Board of Directors meetings. The Compensation Committee met eight times during the last fiscal year. The Compensation Committee does not have a formal charter.

     Nominating Committee. The Board of Directors has a Nominating Committee, which is currently comprised of independent non-employee directors James A. Cole and Robert C. Wilson, both of whom are independent under Nasdaq standards. The purposes of the Nominating Committee are to recommend persons for membership on the Board and to establish criteria and procedures for the selection of new directors.

     The Nominating Committee has no formal process for identifying and evaluating candidates. Existing directors attempt to identify suitable candidates as the need arises. The Board’s policy is to consider any director candidate nominated or recommended by a shareholder in the same manner that it would consider a candidate nominated by the Board or committee. In the past year the Company did not receive any recommendations for director candidates from any shareholders. Shareholder recommendations should be submitted in writing to the Company by mail at its main office at least 120 days in advance of the anniversary date of the mailing of notice of the previous year’s annual meeting and should include sufficient biographical information (including all information that would be required to be disclosed in a proxy statement for a shareholder meeting at which directors are to be elected) for the committee to make an initial evaluation of the candidate’s qualifications. The Company has never engaged or paid a fee to a third party search firm in connection with the nomination of a candidate for director.

     The Nominating Committee considers the following criteria in proposing nominations for director to the full Board: independence; high personal and professional ethics and integrity; ability to devote sufficient time to fulfilling duties as a director; impact on diversity of the Board, including skills and other factors relevant to the Company’s business; overall experience in business, education, and other factors relevant to the Company’s business. At a minimum, the Nominating Committee must be satisfied that each nominee, both those recommended by the Nominating Committee and any recommended by shareholders, meets the following minimum qualifications:

•	The nominee should have a reputation for integrity and honesty.

•	The nominee should have demonstrated business experience and the ability to exercise sound judgment.

•	The nominee should have an understanding of the Company and its industry.

•	The nominee should have the ability and willingness to act in the interests of the Company and its shareholders.

•	The nominee should not have a conflict of interest that would impair the nominee’s ability to fulfill the responsibilities of a director.

     The Nominating Committee also serves as the Corporate Governance Committee. The Corporate Governance Committee has adopted a Code of Ethics applicable to all directors, officers and employees. The Company will provide to any person without charge, upon request, a copy of such Code of Ethics upon written request mailed to the Company at its main office, to the attention of the Corporate Secretary.

     The charter of the Nominating Committee was included as an exhibit to the Proxy Statement for the 2004 Annual Meeting.

Compensation of Directors

     Each of the directors who is not employed by Giga-tronics receives an annual director’s fee of $10,000 and $1,000 for attendance at each Board of Directors meeting. Outside directors serving on committees of the Board of Directors receive $500 for attendance at each committee meeting held on a day other than a Board meeting date. From time to time, Giga-tronics makes discretionary grants of options to purchase shares of its common stock to directors in consideration for services they provide to Giga-tronics as members of the Board.

     Giga-tronics has entered into indemnification agreements with all of its officers and directors.

Communications with Directors

     The Company does not have a formal process for shareholders to send communications to the Board of Directors or to specified individual directors. Shareholders may send communications to the full board or to individual directors at the Company’s main office. Communications will be forwarded unopened to the director to whom it is addressed or to the lead independent director if addressed to the Board of Directors. The Board of Directors believes that this informal process is adequate to ensure that shareholder communications are received by the intended recipients.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and holders of more than 10% of Giga-tronics’ common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or SEC. Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish Giga-tronics with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms received by Giga-tronics, or written representations from certain reporting persons, we believe that during the fiscal year ended March 26, 2005 its officers, directors and greater than 10% shareholders complied with all applicable filing requirements.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below includes information as of July 18, 2005, concerning the beneficial ownership of Giga-tronics’ common stock for: each person known by Giga-tronics to own beneficially more than 5% of Giga-tronics’ outstanding common stock; each director and nominee; each executive officer named in the Summary Compensation Table below; and all directors and executive officers of Giga-tronics as a group:

		Percentage of Total
	Amount and Nature of	Outstanding
Name of Beneficial Owner	Beneficial Ownership	Common Stock
George H. Bruns, Jr.
4650 Norris Canyon Road
San Ramon, California 94583	491,523(1)	10.3%
James A. Cole
2291 Melford Court
Thousand Oaks, California 91361	41,094(2)	0.9
Mark H. Cosmez II
4650 Norris Canyon Road
San Ramon, California 94583	68,287(3)	1.4
Kenneth A. Harvey
4650 Norris Canyon Road
San Ramon, California 94583	13,100	0.3
Jeffrey T. Lum
4384 Enterprise Place
Fremont, California 94538	72,114(4)	1.5
Daniel S. Markowitz
1269 Corporate Center Parkway
Santa Rosa, California 95407	49,839(5)	1.1
Robert C. Wilson
274 Catalpa Drive
Atherton, California 94027	27,500(6)	0.6
William E. Wilson
145 Sugar Creek Lane
Alamo, California 94507	64,500(7)	1.4
All executive officers and directors as a group (9 persons, including those above)	827,957(8)	17.0%

*	Less than 0.1%

(1)	Includes 260,870 shares owned by the Bruns Trust, 170,000 registered in the names of Mr. Bruns’ son and daughter, 22,163 shares owned by The Bruns Company, 19,740 shares owned directly and 18,750 shares issuable under options exercisable within 60 days of July 18, 2005.

(2)	Includes 7,500 shares issuable under options exercisable within 60 days of July 18, 2005.

(3)	Includes 15,500 shares issuable under options exercisable within 60 days of July 18, 2005.

(4)	Includes 18,750 shares issuable under options exercisable within 60 days of July 18, 2005.

(5)	Includes 10,000 shares issuable under options exercisable within 60 days of July 18, 2005.

(6)	Includes 7,500 shares issuable under options exercisable within 60 days of July 18, 2005.

(7)	Includes 57,500 shares issuable under options exercisable within 60 days of July 18, 2005.

(8)	Includes 135,500 shares issuable under options exercisable within 60 days of July 18, 2005.

EXECUTIVE COMPENSATION

Summary of Compensation

     The following table provides information concerning compensation paid or accrued by the Company, to or on behalf of Giga-tronics’ chief executive officer and the other executive officers during the last fiscal year ended March 26, 2005, and for the fiscal years ended March 27, 2004 and March 29, 2003:

Summary Compensation Table

	Annual Compensation					Long-Term Compensation
						Number of
				Other		Securities	All Other
				Annual		Underlying	Compen-
Name and	Fiscal			Compen-		Options/	sation
Principal Position	Year	Salary($)	Bonus	sation		SARs(#)(1)	($)(2)

George H. Bruns, Jr.	2005	$145,384	—	—		10,000	$458
Chairman and	2004	$140,000	—	—		75,000	$1,373
Chief Executive Officer	2003	$145,384	—	—		—	$1,730

Mark H. Cosmez II	2005	$100,000	—	—		—	$500
Vice President, Finance	2004	$100,000	—	—		30,000	$1,500
CFO & Secretary	2003	$104,808	—	—		—	$2,620

Jeffrey T. Lum	2005	$115,137	—	$7,200	(3)	—	$1,833
President,	2004	$114,689	—	$7,200	(3)	27,500	$1,833
ASCOR, Inc.	2003	$120,981	—	$7,200	(3)	—	$1,935

Daniel S. Markowitz	2005	$110,000	—	—		—	$550
President,	2004	$97,384	—	—		20,000	$1,926
Microsource, Inc.	2003	$96,000	—	—		—	$2,400

(1)	Stock options granted under Giga-tronics’ 2000 Stock Option Plan.

(2)	Represents contributions made by Giga-tronics to its 401(k) Plan which match in part the pre-tax elective deferral contributions included under Salary made to the 401(k) plan by the executive officers.

(3)	Other compensation for Mr. Jeffrey T. Lum represents the use of a company automobile.

Stock Options

     The following table sets forth stock options granted in fiscal 2005 to each of Giga-tronics’ executive officers named in the Summary Compensation Table. No stock appreciation rights were granted during the 2005 fiscal year. All option exercise prices were based on market price on the date of grant. The table also sets forth the hypothetical gains that would exist for the options at the end of their five year terms, assuming compound annual rates of stock appreciation of 5% and 10%. These numbers are calculations based on the requirements promulgated by the SEC and do not reflect Giga-tronics’ estimate of future stock price growth. The actual future value of all options will depend on the market value of Giga-tronics’ common stock.

Option Grants in Fiscal 2005

		No. of	Percentage
		Securities	of Total
		Under-	Options			Potential Realization
		lying	Granted to	Exer-		Value at Assumed
		Options	Employees	cise		Annual Rates of Stock
	Date of	Granted	in Fiscal	Price		Price Appreciation for
Name	Grant	(#)	2005	($/sh)	Exp. Date	Option Term

						5	%($)	10	%($)

George H. Bruns Jr.	3/7/2005	10,000	5.6%	$3.11	3/7/2010	$8,592		$18,987

   Options Exercises and Fiscal Year End Option Value Table

     The table below provides information for the executive officers named in the Summary Compensation Table, concerning the exercise of options during fiscal 2005 and unexercised options held as of the end of the fiscal year.

Aggregated Options Exercises in Last Fiscal Year
and Fiscal Year-End Options Values

			Number of Securities		Value of Unexercised In
			Underlying Unexercised		the Money Options at
			Options at March 26, 2005 (#)		March 26, 2005(1)
	Shares
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
George H. Bruns, Jr.
Chairman and Chief Executive Officer	—	—	18,750	66,250	$47,063	$158,088
Mark H. Cosmez II
Vice President, Finance CFO & Secretary	—	—	13,500	24,500	$29,085	$59,895
Jeffrey T. Lum
President, ASCOR, Inc.	—	—	14,375	23,125	$30,700	$57,900
Daniel S. Markowitz
President, Microsource, Inc.	—	—	12,500	17,500	$25,375	$41,925

1) Equal to the fair market value of the option shares on March 26, 2005 which was $4.80 per share, less the aggregate option price payable for the shares. Options are in-the-money if the market value of the shares is greater than the option exercise price.

Equity Compensation Plan Information

     The following table provides information on options and other equity rights outstanding and available at March 26, 2005.

Equity Compensation Plan Information

	No. of securities to be	Weighted average exercise	No. of securities remaining available
	issued upon exercise of	price of outstanding	for future issuance under equity
	outstanding options,	options, warrants and	compensation plans (excluding
Plan category	warrants and rights	rights	securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by securities holders	648,100	$ 3.089	54,150
Equity compensation plans not approved by security holders	NA	NA	NA
Total	648,100	$ 3.089	54,150

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

     Change-In-Control Arrangements

     All outstanding options will automatically accelerate and become exercisable for fully vested shares upon a change in control of Giga-tronics, whether effected through merger, sale of substantially all of Giga-tronics’ assets, the successful completion of a hostile tender offer for 30% or more of Giga-tronics’ outstanding common stock, or a change in the majority of the Board of Directors as a result of one or more contested elections for Board of Directors membership.

Compensation Committee Interlocks and Insider Participation

     For the 2005 fiscal year, the Compensation Committee was comprised of Messrs. James A. Cole, Kenneth A. Harvey and Robert C. Wilson.

     No executive officer of Giga-tronics serves as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers serving as a member of Giga-tronics Board of Directors or Compensation Committee.

Audit Committee
Report of the Audit Committee

     The Audit Committee of the Board is responsible for providing independent, objective oversight of Giga-tronics’ accounting functions and internal controls. The Audit Committee operates under a written charter approved by the Board of Directors.

     Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

     In connection with these responsibilities, the Audit Committee met with management to review and discuss the March 26, 2005 financial statements. The Audit Committee also discussed, with the independent accountants, the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee discussed with the independent accountants that firm’s independence.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited consolidated financial statements be included in the Company’s Annual Report (Form 10-KSB) for the year ended March 26, 2005 for filing with the Securities and Exchange Commission. The Committee has approved the engagement of Perry-Smith LLP to continue as the Company’s auditors for the current year.

Respectfully submitted,

AUDIT COMMITTEE

Kenneth A. Harvey, Chair
Robert C. Wilson
James A. Cole

Report on Executive Compensation

General Compensation Policy

     Giga-tronics’ executive compensation philosophy rests on two fundamental principles. First, the program is intended to provide fully competitive levels of compensation — at expected levels of performance — in order to attract, motivate and retain talented executives. Secondly, the program is intended to create an alignment of interest between Giga-tronics’ executives and its shareholders such that a significant portion of each executive’s compensation is linked directly to the creation of shareholder value.

     The Executive Compensation Program is intended to place heavy emphasis on variable pay, which is pay that varies with performance, and less focus on fixed base salary. The incentive pay programs are intended to reward performance that is directly relevant to the Company’s short term and long term success. The three primary components of the program include base salary, annual incentive, which is performance-based bonus, and long-term incentives such as stock options.

Factors

     The process involved and the factors considered in the executive compensation determination for fiscal year 2005 are summarized below. It is expected that this process will remain the same in fiscal year 2006. However, the Committee may, at its discretion, apply a different set of factors in setting executive compensation in the future in order to further enhance the basic concept of “pay-for-performance”.

Base Salary

     Base salaries are based primarily on individual performance, and each individual’s role in Giga-tronics. Employees with higher levels of sustained performance over time and/or those assuming greater responsibilities will be paid correspondingly higher salaries.

     On the basis of its knowledge of the industry, this Committee believes that the base salary levels in effect for Giga-tronics’ executive officers are competitive with the companies within and outside our industry with which Giga-tronics competes for executive talent. However, the Committee did not, through one or more external salary surveys for the industry, independently confirm the specific percentiles at which the base salary levels in effect for Giga-tronics’ executive officers stood in relation to other companies in our industry.

     Salaries are reviewed annually based on individual performance, overall financial results and the general level of increases in the marketplace. Salary increases are granted within a pay-for-performance framework.

Annual Performance (Non-Stock) Based Incentive Compensation

     Giga-tronics’ annual incentive bonus plan is intended to:

•	reward key employees based upon company and individual performance,

•	motivate, and

•	provide competitive cash compensation opportunities.

     Incentive awards are paid annually in cash based upon achievement of individual performance objectives for the most recently completed fiscal year.

     There were no bonus payments earned in fiscal 2005.

Long-Term (Stock Based) Incentive Compensation

     Giga-tronics has always believed that stock ownership or stock option participation was the most effective way of aligning its management and shareholder interests. Options are generally issued at 100% of market value, for five year terms, exercisable for 25% of the total grant per year after the first year. The right to exercise options expires 60 days after termination of employment, except in case of death when an optionee’s estate would have six months to exercise.

CEO Compensation

     The CEO compensation is based on the same considerations as any other senior executive. Other compensation factors, including salary increases, incentive bonus and option participation are performance-based.

     Based upon Giga-tronics’ performance, the Compensation Committee increased Mr. Bruns’ base compensation to $200,000 annually effective March 2001. Based on the subsequent performance of the company, Mr. Bruns elected to reduce his salary to $160,000 effective July 16, 2001 and again reduce his salary to $140,000 effective July 1, 2002. The Compensation Committee reviewed and approved this election.

Deduction Limit for Executive Compensation

     Effective January 1, 1994, Section 162(m) of the Internal Revenue Code limits federal income tax deductions for compensation paid to the chief executive officer and the four other most highly compensated officers of a public company to $1 million per individual per year, but contains an exception for performance-based compensation that satisfies certain conditions.

     The 1990 Stock Option Plan was amended in 1994 to restrict the maximum number of shares of common stock for which any one participant may be granted stock options and stock appreciation rights to 200,000 shares, and the stockholders approved this amendment at the 1994 Annual Meeting. As a result, stock options granted to Giga-tronics’ executive officers with an exercise price not less than the fair market value of the underlying shares on the grant date will generally qualify as performance-based compensation which is not subject to the $1 million limitation. The 2000 Stock Option Plan reflects these same restrictions.

BY THE COMPENSATION COMMITTEE:
James A. Cole
Kenneth A. Harvey
Robert C. Wilson

PERFORMANCE GRAPH

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMOUNG GIGA-TRONICS
INCORPORATED, THE S & P 500 INDEX AND THE NASDAQ TELECOMUNICATIONS STOCKS

* $100 INVESTED ON 3/24/00, INCLUDING REINVESTMENT OF DIVIDENDS, AS OF FISCAL YEAR ENDING 3/26/05.

PROPOSAL 2

APPROVAL OF
2005 EQUITY INCENTIVE PLAN

     Our board of directors is asking our shareholders to approve our 2005 Equity Incentive Plan. Our Incentive Plan was adopted by our board of directors in July 2005 upon recommendation of the board’s compensation committee (the “Committee”). The Incentive Plan will take effect upon the approval of our shareholders. Set forth below is a summary of some of the terms of the Incentive Plan. The following summary is qualified in its entirety by reference to the terms of the Incentive Plan, a complete copy of which is attached to this proxy statement as Appendix A.

     General. The Incentive Plan is intended to encourage ownership of the Company’s stock by the Company’s employees and directors and to provide additional incentive for them to promote the success of the Company’s business.

     The Incentive Plan provides for the following types of awards:

  ☐  stock options;

  ☐  stock appreciation rights;

  ☐  restricted stock awards; and

  ☐  stock grants.

     Participants. Any of our employees including our officers and our directors may be selected by the Compensation Committee of the board of directors (the “Committee”) to participate in the Incentive Plan. As of July 19, 2005, there were approximately 125 persons who will be eligible to participate in the Incentive Plan. No participant may be granted an award to acquire more than 100,000 shares of common stock in any calendar year.

     Administration. The Incentive Plan will be administered by the Committee, which is presently composed of three members, all of whom are independent directors as defined by the regulations of the SEC and Nasdaq. Members of the Committee serve until the appointment of their successors or their removal by the board. The board may at any time exercise any of the powers and responsibilities assigned to the Committee under the Incentive Plan. Subject to the provisions of the Incentive Plan, the Committee has complete authority to make all determinations with respect to awards to be granted, including the form of award and the recipient of the award. Subject to the provisions of the Incentive Plan, the Committee also has complete authority to interpret the Incentive Plan, to prescribe, amend and rescind rules and regulations relating to the Incentive Plan, to determine the terms and provisions of any agreements concerning the terms of an award, and to make all other determinations necessary or advisable for the administration of the Incentive Plan. All decisions, interpretations and other actions of the Committee are final and binding.

     Stock options. Stock options may be granted under the Incentive Plan, including options which are qualified as incentive stock options, as defined under Section 422 of the Internal Revenue Code (the “Code”), and nonqualified stock options. Options will not be exercisable at a price that is less than 100% of the fair market value of our common stock on the date of grant or, if the optionee holds at least 10% of the voting power of all classes of our stock, 110% of fair market value. The term of options will generally be ten years, except that incentive stock options granted to 10% shareholders will have a term of no more than five years.

     Unless the Committee specifically determines otherwise at the time of the grant of the option, options vest and become exercisable in installments as to 20% of the underlying stock at the first anniversary of the grant date and 20% per year thereafter. The Committee may allow an optionee to exercise before an installment vests, subject to the Company’s right to repurchase the shares or any other restriction the Committee imposes.

     Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent. The Committee may allow the optionee to make payment by tendering shares of our common stock having a fair market value equal to the exercise price. The Committee may also allow broker-assisted cashless exercises under which the Company issues shares on exercise of the option and is paid the purchase price from the sale of the shares by the optionee’s broker. The Committee may also authorize loans for the purpose of exercise to the extent permitted by law and may withhold shares on option exercise in payment of the exercise price and tax withholding.

     Options continue to be exercisable for up to twelve months after an optionee’s association with the Company terminates due to death or disability and up to 90 days after an optionee’s association ends for other reasons. These periods may be extended at the Committee’s discretion.

     Stock appreciation rights (SAR). An SAR entitles a participant to receive a payment equal in value to the difference between the fair market value of a share of stock on the date of exercise of the SAR over the price of the SAR on the date of grant. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR will be determined by the Committee at the time of the grant of award and will be reflected in the award agreement.

     Restricted stock. A restricted stock award is the grant of shares of our common stock exercisable currently at a price determined by the Committee (including zero), that is subject to forfeiture until specific conditions or goals are met. Conditions may be based on continuing employment or achieving performance goals specified by the Committee. During the period of restriction, participants holding restricted stock may, if permitted by the Committee, have full voting and dividend rights. The restrictions lapse in accordance with a schedule or other conditions determined by the Committee.

     Stock grants. A stock grant is an award of shares of common stock without restriction. Stock grants may be made in certain circumstances to reward special performance or for other special reasons.

     Performance-based awards. Grants of performance-based awards under the Incentive Plan are intended to qualify as “performance-based compensation” under Section 162(m) of the Code and preserve the deductibility of these awards for federal income tax purposes. Section 162(m) of the Code denies a tax deduction to public companies for compensation paid to certain “covered employees” in a taxable year to the extent the compensation paid to a covered employee exceeds $1,000,000, unless the plan contains certain features that qualify the compensation as “performance-based compensation.” Because Section 162(m) of the Code only applies to those employees who are “covered employees” as defined in Section 162(m) of the Code, only covered employees and those likely to become covered employees are eligible to receive performance-based awards. “Covered employees” means the Company’s chief executive officer or any of its other four highest compensated officers.

     Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria which are set forth in Section 2.23 of the Incentive plan:

     2.23 Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on shareholders’ equity, return on assets, return on capital, Stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group, and may be calculated in any manner chosen by the Committee. With regard to a particular performance period, the Committee will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance for the period. In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant would have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for that period. If the shareholders approve the Incentive Plan, they will also be approving the performance criteria set forth above.

     Shares reserved for issuance. Subject to certain adjustments, we will be able to issue a maximum of 700,000 shares of our common stock under the Incentive Plan. The maximum aggregate number of shares of our common stock which may be issued pursuant to or subject to outstanding incentive stock options granted under the Incentive Plan is 700,000 Shares withheld in payment of tax withholding on exercise of awards, shares tendered by participants in payment of the exercise price of options and the purchase price of restricted stock, and shares cancelled or forfeited by participants, become available for future grants under the Incentive Plan.

     Acceleration of vesting. The vesting of any awards granted under the Incentive Plan may be accelerated in full in the event of a merger or sale of the company if the acquiring entity does not assume or replace the awards with comparable awards. In addition, the Committee may accelerate the exercisability of options (unless restricted by the Code in the case of incentive options) and any grant of restricted stock even if restrictions have not expired.

     Limitation of Rights. Participants in the Incentive Plan will not be deemed for any purpose to be shareholders of the Company with respect to any of the shares of stock subject to an award unless and until a certificate has been issued for the shares. However, the Committee may allow holders of restricted stock to exercise voting rights and receive dividends during the restricted period. Any stock issued pursuant to awards is subject to any restrictions on transfer imposed by our articles of incorporation and bylaws and by applicable law.

     Transferability. Except as otherwise provided in the Incentive Plan, options and awards are not transferable, and no options, awards or interests in them may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or the laws of descent and distribution. All of a participant’s rights in any option or award may be exercised during the life of the participant only by the participant or the participant’s legal representative. However, the Committee may allow a nonstatutory stock option or restricted stock to be transferred by the recipient to a family member, provided no compensation or value is paid for the transfer.

     Amendment and termination. The board of directors may terminate, amend or modify the Incentive Plan at any time, with shareholder approval to the extent necessary and desirable to comply with any applicable law, regulation or listing standard of any market where our securities trade. We may not make any grants under the Incentive Plan after the tenth anniversary of the date the plan was adopted by the board. Awards outstanding at the time the Incentive Plan is amended or terminated will continue in existence, and the terms of the Incentive Plan will continue to apply to them, until the awards are exercised, cancelled or forfeited.

     Tax effect for us. We generally will be entitled to a tax deduction in connection with an option or award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and to each of the named executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include shareholder approval of the Incentive Plan and performance criteria under the Incentive Plan, setting individual annual limits on each type of award, and certain other requirements. The Incentive Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to receive a federal income tax deduction in connection with such awards if we should make them.

     Registration with the SEC. Upon approval of the Incentive Plan, we plan to file a registration statement with the SEC to register the shares available under the Incentive Plan.

     Shareholder approval. Approval of the Incentive Plan requires the affirmative vote of a majority of the shares represented at the annual meeting (although state securities laws to the extent applicable may require the affirmative vote of a majority of the outstanding shares entitled to vote at the annual meeting).

     Post-approval Grants/Plan Benefits. We have not determined to make any specific grants or awards to any persons under the Incentive Plan upon shareholder approval.

     United States income tax considerations. The grant of the above-listed stock options will not result in taxable income to the recipient. With respect to non-qualified stock options, the recipient will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and we will be entitled to a corresponding deduction. Except as described below, gains or losses realized by the participant upon disposition of such shares will generally be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise. In the case of a disqualifying disposition of incentive option stock, some or all of the gain will be ordinary income and we will be entitled to a corresponding deduction.

     The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Incentive Plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2

PROPOSAL 3
APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has re-appointed the firm of Perry-Smith LLP as Giga-tronics’ independent accountants for the fiscal year ending March 26, 2005 and to perform other appropriate services. We are seeking ratification by the shareholders for this appointment. In case of a negative vote, the appointment will be reconsidered.

Representatives of Perry-Smith LLP are expected to be present at Giga-tronics’ Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

KPMG LLP was previously the principal accountants for Giga-tronics Incorporated. On June 18, 2004, that firm resigned. The decision to change accountants was not recommended or approved by the audit committee of the board of directors.

KPMG LLP’s report on the registrant’s consolidated financial statements as of and for the years ended March 27, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

In connection with the audit of the fiscal year ended March 27, 2004 and the subsequent interim period through June 18, 2004, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

During the registrant’s fiscal year ended March 27, 2004 and the subsequent interim period through June 18, 2004 preceding KPMG LLP’s resignation, there were no “reportable events” requiring disclosure pursuant to Section 228.304(a)(1)(iv) of Regulation S-K.

The Audit Committee of Giga-tronics Incorporated engaged Perry-Smith LLP as its new independent auditors on July 22, 2004.

During the two previous fiscal years and through July 22, 2004, the Company did not consult with Perry-Smith LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company’s financial statements and in no case was a written report provided to the Company nor was oral advice provided that the Company concluded was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement, as that term is used in Item 304 of Regulation S-B and defined in the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304 of Regulation S-B.

The following table presents aggregate fees billed for professional services rendered by Perry-Smith LLP in fiscal year 2005 and KPMG LLP in fiscal year 2004 in the following categories:

	2005	2004
Audit fees	$144,000	$194,000
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—

Independence of Perry-Smith LLP

Since Perry-Smith LLP did not perform any financial information systems design and implementation or any other professional services, the Audit Committee did not need to consider the independence issue which might arise from such services.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PERRY-SMITH LLP.

SHAREHOLDERS’ PROPOSALS

     To be considered for presentation to the Annual Meeting of Shareholders to be held in 2006, a shareholder proposal must be received by Giga-tronics no later than June 5, 2006. To be considered for inclusion in the Giga-tronics proxy statement for its Annual Meeting of Shareholders to be held in 2006, a shareholder proposal must be received by Giga-tronics no later than April 14, 2006. Proposals should be addressed to the Corporate Secretary, Giga-tronics Incorporated, 4650 Norris Canyon Road, San Ramon, CA 94583.

     The Annual Report of Giga-tronics for the fiscal year ended March 26, 2005 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. Giga-tronics will mail the Annual Report on Form 10-KSB for the most recent fiscal year to any shareholder who requests a copy. Requests should be sent to the Corporate Secretary as noted above for proposals.

OTHER MATTERS

     Giga-tronics knows of no other business which will be presented at the Annual Meeting other than the proposals included in the Notice of Meeting. If any other business is properly brought before the Annual Meeting, persons appointed as proxies for the shareholders in the enclosed form will vote on these matters in accordance with their judgments. Regardless of whether you intend to be present at the Annual Meeting, you are urged to complete, date, sign and return your proxy promptly.

     The Report of the Compensation Committee, the Report of the Audit Committee, the Performance Graph and the statement of independence of Audit Committee members referred to under “Information About the Board of Directors and Committees of the Board” are not to be considered as filed with the Securities and Exchange Commission or incorporated by reference into any other filings which the Company makes with the Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, nor is this information considered as proxy soliciting material. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

By order of the Board of Directors,

George H. Bruns, Jr.
Chairman and Chief Executive Officer
San Ramon, California
August 12, 2005

Attachment A

Giga-tronics Incorporated

2005 Equity Incentive Plan

Adopted by the Board of Directors on July 19, 2005
Approved by the Shareholders on                     , 2005

1. Purpose. The 2005 Equity Incentive Plan (the “Plan”) of Giga-tronics Incorporated, a California corporation (the “Company”), is intended to encourage ownership of Stock by employees and directors of the Company and Affiliates and to provide additional incentive for them to promote the success of the Company’s business. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2. Definitions. As used in the Plan, the following terms shall have the following meanings:

     2.1 Accelerate, Accelerated, and Acceleration means:

          (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the Stock or Stock Appreciation Right for which it was not then otherwise exercisable by its terms; and

          (b) when used with respect to Restricted Stock, that the Risk of Forfeiture otherwise applicable to such Restricted Stock shall expire with respect to some or all of the Restricted Stock then still otherwise subject to the Risk of Forfeiture.

     2.2 Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

     2.3 Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

     2.4 Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Stock Grants.

     2.5 Award Agreement means an agreement between the Company and a Participant, setting forth the terms and conditions of an Award.

     2.6 Board means the Board of Directors of the Company.

     2.7 Change of Control means and shall be deemed to have occurred if:

          (a) any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company;

          (b) a majority of the members of the board of directors of the Company is replaced during any 18-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of appointment or election; or

          (c) one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group), assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For purposes of the preceding clause (c), there is no acquisition of assets if the assets are transferred to:

               (i) a shareholder of the Company in exchange for or with respect to its stock;

               (ii) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

               (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

               (iv) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in the preceding clause (iii).

     2.8 Code means the Internal Revenue Code of 1986, as amended, or any successor statutes thereto, and any regulations issued from time to time thereunder.

     2.9 Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5. For any period during which no such committee is in existence, “Committee” means the Board, and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board. In the discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3 under the Exchange Act. In addition, the Board or the Committee, in its discretion, may delegate to a committee of two or more persons, who may but need not be Outside Directors or Non-Employee Directors:

          (a) the authority to grant Awards to eligible persons who are either:

               (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or

               (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or

          (b) the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

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     2.10 Continuous Service means the absence of any interruption or termination of service as an employee or director of the Company or any Subsidiary. Continuous Service shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company. Military or sick leave or other public (such as jury duty) or personal leave approved by an authorized representative of the Company shall not be deemed an interruption or termination of Continuous Service, provided that it does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

     2.11 Covered Employee means an employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

     2.12 Effective Date means                     , 2005, the date the Plan was approved by the Board.

     2.13 Exchange Act means the Securities Exchange Act of 1934, as amended

     2.14 Exercise Price means the price at which an Option or Stock Appreciation Right may be exercised.

     2.15 Grant Date means the date as of which an Award is granted, as determined under Section 7.1(a).

     2.16 Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

     2.17 Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of a share of Stock as of any date is the closing price as reported on the Nasdaq SmallCap Market (or on any national securities exchange or other established market on which or through which the Stock is then traded) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

     2.18 Nonstatutory Option means any Option that is not an Incentive Option.

     2.19 Option means an Incentive Option or a Nonstatutory Option.

     2.20 Optionee means a Participant to whom an Option shall have been granted under the Plan or to whom an Option has been transferred pursuant to Section 6.4.

     2.21 Parent means a parent corporation of the Company, whether now or hereafter existing, as defined by Section 424(e) of the Code.

     2.22 Participant means any recipient or Permitted Transferee of an outstanding Award or of securities issued pursuant to an Award.

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     2.23 Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, return on net assets, return on shareholders’ equity, return on assets, return on capital, Stock price growth, shareholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

     2.24 Performance Goals means the written goals established by the Committee for a Participant during a Performance Period for such Participant based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, Subsidiary, or an individual.

     2.25 Permitted Transferee means any of the persons or entities to which certain awards may be transferred as provided in Section 6.4 of the Plan.

     2.26 person means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     2.27 Qualified Performance-Based Awards means Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code as set forth in Section 7.5.

     2.28 Restricted Stock means Stock granted or sold to a Participant subject to a Risk of Forfeiture.

     2.29 Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the Restricted Stock is subject to a Risk of Forfeiture described in the applicable Award Agreement.

     2.30 Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock, including a right of the Company to reacquire Restricted Stock, arising because of the occurrence or non-occurrence of specified events or conditions.

     2.31 Securities Act means the Securities Act of 1933, as amended.

     2.32 SEC means the U.S. Securities and Exchange Commission.

     2.33 Stock means common stock, no par value, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

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     2.34 Stock Appreciation Right means a right to receive in cash any excess in the Market Value of a share of Stock on the date of exercise (except as otherwise provided in Section 7.2(c)) over a specified Exercise Price.

     2.35 Stock Grant means the grant of Stock not subject to restrictions or other forfeiture conditions.

     2.36 Subsidiary means a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

     2.37 Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

     2.38 Vesting Commencement Date means, with respect to an Option or Stock Appreciation Right, the date, determined by the Committee, on which the vesting of the Option or Stock Appreciation Right shall commence, which may be the Grant Date or a date prior to or after the Grant Date.

3. Term of the Plan. Unless the Plan shall have been earlier terminated by the Board, Awards may be granted from the time the Plan is approved by the shareholders of the Company until immediately prior to the tenth anniversary of the Effective Date. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4. Stock Subject to the Plan. Subject to Section 8, the maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Awards is 700,000 The maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Incentive Options granted under the Plan is 700,000 The shares of Stock subject to the Plan may be authorized but unissued shares or reacquired shares, bought on the open market or otherwise. If any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the Participant, the shares of Stock to which the Award relates which are not acquired by the Optionee or which are forfeited by the Participant shall again be available for Awards to be granted under the Plan. In addition, exercise or settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to Awards which are later repurchased by the Company pursuant to any repurchase right (other than the repurchase of shares that have not vested and are subject to forfeiture prior to vesting) that the Company may have shall not be available for future grant of Awards under the Plan. If any shares subject to an Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Award is exercised through a reduction of shares subject to the Award through the “net exercise” feature described herein, the number of shares that are not delivered to the Participant will remain available for issuance under the Plan. If the Exercise Price of any Award is satisfied by tendering shares of Stock held by the Participant, then the number of shares so tendered will be available for issuance under the Plan.

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5. Administration. The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan, including the employee or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and directors, their present and potential contributions to the success of the Company and Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6. Authorization of Grants.

     6.1 Eligibility. The Committee may grant from time to time and at any time prior to the termination or expiration of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of the Company or any Affiliates or to any member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Stock covered by Options or other Awards granted to any one person in any one calendar year exceed 100,000 shares of Stock subject to the Plan.

     6.2 General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has (a) (i) executed an Award Agreement with respect to such Award and delivered a fully executed copy of such Award Agreement to the Company, or (ii) otherwise affirmatively assented to the terms and conditions of an Award Agreement with respect to such Award, including by “click through” agreement, pursuant to procedures and guidelines approved by the Committee, and (b) otherwise complied with the applicable terms and conditions of such Award.

     6.3 Effect of Termination of Employment, Disability or Death.

          (a) Termination of Employment, Etc. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if the Participant’s Continuous Service ends for any reason other than by total disability

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or death, including because of the Participant’s employer ceasing to be an Affiliate, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

          (b) Disability of Participant. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if a Participant’s Continuous Service ends due to disability (as defined in Section 22(e)(3) of the Code), and such Participant was in Continuous Service from the Grant Date until the date of termination of service, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect twelve months following the date of termination of Continuous Service and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

          (c) Death of Participant. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, in the event of the death of a Participant who was in Continuous Service from the Grant Date until the date of death, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect twelve months following that event and, for the period it remains exercisable following the date of death, shall be exercisable by such Participant’s estate or by a person who acquired the right to exercise such Award by bequest, inheritance or otherwise as a result of the Participant’s death, but only to the extent exercisable at the date of death, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of such Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

          (d) Extension of Termination Date. An Award Agreement may provide that if the exercise of the Award following the termination of the Participant’s Continuous Service would be prohibited at any time solely because the issuance of shares of Stock would violate the registration requirements under the Securities Act, then the Award will terminate on the earlier of (i) the expiration of the term of the Award set forth in the Award Agreement or (ii) the expiration of a period of three consecutive months after the termination of the Participant’s Continuous Service during which the exercise of the Award would not be in violation of such registration requirements, but only to the extent exercisable at the date of such termination, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms. Pursuant to the Code, any extension of the exercisability of an Incentive Option pursuant to this Section 6.3(d) will cause the Incentive Option to be treated as a Nonstatutory Option.

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     6.4 Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, Stock Appreciation Right or Restricted Stock, provide that such Award may be transferred by the Participant through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees (each a “Permitted Transferee”):

          (a) any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any individual sharing the Participant’s household (other than a tenant or employee);

          (b) a trust in which family members have more than 50% of the beneficial interest;

          (c) a foundation in which family members (or the Participant) control the management of assets; and

          (d) any other entity in which family members (or the Participant) own more than 50% of the voting interests,

provided, that (x) any such transfer is without payment of any value whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion; (y) the Award Agreement pursuant to which such Awards are granted, and any amendments thereto, must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 6.4; and (z) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section 6.4. Following transfer, any such Awards and any securities issued pursuant thereto shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term of the Plan and the Award Agreement shall continue to be applied with respect to the original Participant, and any Awards shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement or Section 6.3, as applicable.

     6.5 Cancellation of Awards For Improper Acts of Participant. If, at any time during the course of a Participant’s employment with the Company or any Affiliates or within six months after termination of Continuous Service, a Participant engages in any activity in competition with any business activity of the Company of any Affiliates, or inimical, contrary or harmful to the interests of the Company or any Affiliates, including, but not limited to:

          (a) conduct related to the Participant’s employment for which either criminal or civil penalties may be sought,

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          (b) violation of the policies of the Company or any Affiliates, including, without limitation, personnel and insider trading policies,

          (c) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any Affiliates,

          (d) employing or recruiting any present, former or future employee of the Company or any of its Affiliates,

          (e) disclosing or misusing any confidential information or material concerning the Company or any Affiliates, or

          (f) participating in a hostile takeover attempt, tender offer or proxy contest involving the Company or any Affiliates,

then (1) all Awards shall terminate and be forfeited effective the date on which the Participant enters into such activity, unless terminated or forfeited sooner by operation of another term of condition of the Plan or an Award Agreement or by operation of law, (2) any cash, security or other property acquired by a Participant pursuant to an Award during the Forfeiture Period shall be forfeited, and (3) any gain realized by a Participant from the sale of any security acquired under any Award during the Forfeiture Period shall be paid by the Participant to the Company. The “Forfeiture Period” shall mean the period commencing on the Grant Date of the Award and ending six months after termination of Continuous Service.

7. Specific Terms of Awards.

     7.1 Options.

          (a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement.

          (b) Exercise Price. Unless otherwise provided by law, the per share price at which Stock may be acquired under each Incentive Option and each Nonstatutory Stock Option shall be not less than 100% of the Market Value of a share of Stock on the Grant Date, or not less than 110% of the Market Value of a share of Stock on the Grant Date if the Optionee is a Ten Percent Owner.

          (c) Exercise Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date.

          (d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to 20% of the Stock originally subject to the Option at the first anniversary of the Vesting Commencement Date and

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as to 20% of the Stock originally subject to the Option at the end of each successive anniversary thereafter until all of the Stock subject to the Option has vested, subject to Sections 6.3 and 8.2. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

          (e) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the Exercise Price of the Stock to be purchased plus any applicable tax withholding or, if the Committee had so authorized upon the grant of an Incentive Option or on or after grant of a Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting or tax effects on the Company) by:

               (i) delivery to the Company of Stock having a Market Value equal to the Exercise Price of the shares of Stock with respect to which the Option is then being exercised

               (ii) a “net exercise” of the Option (as further described below),

               (iii) delivery to the Company of a cash payment made pursuant to a “cashless” exercise program (as further described below),

               (iv) any other form of legal consideration that may be acceptable to the Committee.

          Subject to compliance with applicable law and regulation, including but not limited to Section 402 of the Sarbanes-Oxley Act of 2002, if the Stock is traded on an established market, payment of any Exercise Price may also be made through and under the terms and conditions of any formal “cashless” exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares of Stock then being purchased. Stock issued and paid for pursuant to this section shall be fully paid and nonassessable.

          In the case of a “net exercise” of an Option, the Company will not require a payment of the Exercise Price of the Option from the Participant but will reduce the number of shares of Stock issued upon the exercise by the largest number of whole shares that have a Fair Market Value that does not exceed the aggregate Exercise Price. With respect to any remaining balance of the aggregate Exercise Price, the Company will accept a cash payment from the Participant.

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          The number of shares of Stock underlying an Option will decrease following the exercise of such Option to the extent of (i) shares used to pay the Exercise Price of an Option under the “net exercise” feature, (ii) shares actually delivered to the Participant as a result of such exercise and (iii) shares withheld for purposes of tax withholding.

          (f) Early Exercise. The Option may include a provision whereby the Participant may elect at any time before his or her Continuous Service terminates to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

          (g) Limit on Incentive Option Characterization. An Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit.” The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other incentive option previously granted to the Optionee under all other plans of the Company and Affiliates. Any Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option. The current limit will be calculated according to the chronological order in which the Options were granted.

          (h) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, promptly to remit to the Company an amount in cash sufficient to satisfy those requirements.

     7.2 Stock Appreciation Rights.

          (a) Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, expires or is cancelled, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised, expire or are cancelled.

          (b) Exercise Price. Stock Appreciation Rights shall have such Exercise Price as the Committee may determine, except that in the case of Stock Appreciation Rights in tandem with Options, the Exercise Price of the Stock Appreciation Rights shall equal the Exercise Price of the related Option.

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          (c) Exercise Period. No Stock Appreciation Right may be exercised on or after the tenth anniversary of the Vesting Commencement Date.

          (d) Exercisability. A Stock Appreciation Right will become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. Unless the Committee specifically determines otherwise at the time of the grant of the Stock Appreciation Right, each Stock Appreciation Right shall vest and become exercisable, cumulatively, as to 20% of the Stock Appreciation Right at the first anniversary of the Vesting Commencement Date and as to 20% of the Stock originally subject to the Stock Appreciation Right at the end of each successive anniversary thereafter until the Stock Appreciation Right has fully vested, subject to Sections 6.3 and 8.2. In the case of a Stock Appreciation Right not otherwise immediately exercisable in full, the Committee may Accelerate such Stock Appreciation Right in whole or in part at any time.

          (e) Method of Exercise. A Stock Appreciation Right may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is then being exercised.

          (f) Other Terms. Except as the Committee may deem inadvisable or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Change of Control may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Change of Control or paid during the 30-day period immediately preceding the occurrence of the Change of Control in any transaction reported in the stock market on which or through which the Stock is normally traded.

          (g) Section 409A of the Code. Section 409A of the Code contains various requirements which a Stock Appreciation Right must fulfill in order to avoid being classified as “deferred compensation,” and thereby triggering adverse tax consequences. Among other requirements:

               (i) the Exercise Price of the Stock Appreciation Right must never be less than the fair market value of the Stock on the date the Stock Appreciation Right is granted,

               (ii) the Stock must be traded on an established securities market,

               (iii) only such traded Stock may be delivered in settlement of the Stock Appreciation Right upon exercise,

               (iv) the Stock Appreciation Right must not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Stock Appreciation Right,

               (v) there must be no agreements or arrangements under which the Company will purchase the Stock delivered in settlement of the Stock Appreciation Right upon exercise, and

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               (vi) exercisability of the Stock Appreciation Right may not be accelerated except in certain limited instances.

Under the Plan, the Company is not limited only to granting Stock Appreciation Rights which fulfill the requirements of Section 409A. Therefore, any Stock Appreciation Right which the Company grants which does not fulfill Section 409A of the Code may trigger adverse tax consequences for any Participant who receives such a Stock Appreciation Right.

     7.3 Restricted Stock.

          (a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to Section 7.3(c), shall be issued a stock certificate in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award which includes language substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE 2005 EQUITY INCENTIVE PLAN OF THE ISSUER AND AN AWARD AGREEMENT ENTERED INTO BY THE REGISTERED OWNER AND THE ISSUER. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF THE ISSUER.

          (c) Escrow of Shares. The Committee may require that the stock certificates evidencing Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

          (d) Restrictions and Restriction Period. During the Restriction Period applicable to Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e) Rights Pending Lapse of Risk of Forfeiture, or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a shareholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the Restricted Stock. The Committee, as determined at the time the Award is made, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional

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shares of Restricted Stock to the extent shares are available under Section 4 and otherwise to be subject to the terms of the Plan.

          (f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered. Restricted Stock may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Committee. In the event that a Participant’s Continuous Service terminates, the Company will have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Restricted Stock held by the Participant that have not vested as of the date of termination. At the Committee’s election, the repurchase price may be the lesser of: (i) the Fair Market Value on the relevant date or (ii) the Participant’s original cost.

     7.4 Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or Affiliates, in lieu of compensation otherwise already due or in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

     7.5 Qualified Performance-Based Awards.

          (a) Purpose. The purpose of this Section 7.5 is to provide the Committee the ability to qualify Awards as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.5 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.5 and the requirements of Section 162(m) of the Code and the regulations promulgated thereunder applicable to “performance-based compensation.”

          (b) Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as “Outside Directors” within the meaning of applicable IRS regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

          (c) Applicability. This Section 7.5 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Awards to Covered Employees that do not satisfy the requirements of this Section 7.5.

          (d) Discretion of Committee with Respect to Qualified Performance-Based Awards. Options may be granted as Qualified Performance-Based Awards in accordance with

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Section 7.1, except that the Exercise Price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less that the Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, the Committee will have full discretion to select the length of any applicable Restriction Period, the kind or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than 90 days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

          (e) Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned, if in its sole and absolute discretion, such reduction or elimination is appropriate.

          (f) Maximum Award Payable. The maximum Qualified Performance-Based Award payment to any one Participant under the Plan is the number of shares of Stock set forth in Section 4, or if the Qualified Performance-Based Award is paid in cash, that number of shares multiplied by the Market Value of the Stock as of the date the Qualified Performance-Based Award is granted.

          (g) Limitation on Adjustments for Certain Events. No adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than “performance-based compensation” within the meaning of Section 162(m) of the Code.

     7.6 Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan, granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

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     7.7 Award as Deferred Compensation. Notwithstanding any other provisions of the Plan, it is not intended that any grant of an Award shall result in the deferral of compensation within the meaning of Section 409A of the Code; provided, however, that to the extent the grant of an Award would result in the deferral of compensation under Section 409A of the Code, such Award shall comply with the requirements of Section 409A of the Code.

8. Adjustment Provisions.

     8.1 Adjustment for Corporate Actions. All of the share numbers set forth in Section 4 reflect the capital structure of the Company as of the Effective Date. Subject to Section 8.2, if subsequent to the Effective Date the outstanding number of shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such outstanding Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution of the Company’s equity securities without the receipt of consideration by the Company, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the Exercise Price for each share or other unit of any other securities subject to then outstanding Awards (without change in the aggregate purchase price as to which such Awards remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

     8.2 Treatment in Certain Acquisitions.

          (a) Subject to any provisions of then outstanding Awards granting different rights to the holders thereof, in the event of an Acquisition constituting a Change of Control in which some or all outstanding Awards are not Accelerated, any then outstanding Awards shall nevertheless Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or the entity in control of such successor or acquiring entity, and at the effective time of such Acquisition (or after a reasonable period following such Acquisition, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Acquisition, the Committee may also, either in advance of such Acquisition or at the effective time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following such Acquisition. Each outstanding Award that is assumed in connection with such Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, will be appropriately adjusted, immediately after such Acquisition, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

          (b) For the purposes of this Section 8.2, an Award shall be considered assumed or replaced by a comparable Award if, following the Acquisition constituting a Change of Control, the replacement award confers the right to receive, for each share of Stock subject or relating to the Award immediately prior to such Acquisition:

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               (i) the consideration (whether stock, cash or other securities or property) received in such Acquisition by holders of Stock on the effective date of such Acquisition (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Stock); provided, however, that if such consideration received in such Acquisition was not solely common stock of the successor corporation or its Parent or Subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award for each share of Stock subject to the Award to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Stock in such Acquisition; or

               (ii) in the case of Awards which are payable otherwise than in Stock or other securities of the Company or other property, the same consideration which the Participant would have been entitled to receive had no such Acquisition occurred.

     8.3 Dissolution or Liquidation. Upon dissolution or liquidation of the Company, other than as part of an Acquisition or similar transaction, (a) each outstanding Option and Stock Appreciation Right shall terminate, but the Optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation; (b) each share of Restricted Stock that is subject to a Risk of Forfeiture immediately prior to such dissolution or liquidation may, at the election of the Company, be forfeited by the Company prior to such dissolution or liquidation pursuant to the terms of the applicable Award Agreement; and (c) subject to subparts (a) and (b) of this Section 8.3, each other outstanding Award shall be forfeited.

     8.4 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section 8.4) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or to provide for or preserve the appropriate tax benefits to the Company.

     8.5 Related Matters. Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option Exercise Prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other financial objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.

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     8.6 Fractional Shares Prohibited. No fraction of a share shall be purchasable or deliverable in payment of an Award, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

9. Settlement of Awards

     9.1 Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of Stock covered by an Award may constitute a violation of applicable law, rule, regulation or any listing standard of any market on which or through which the Company’s securities may be traded, then the Company may delay such issuance and the delivery of a certificate for such shares until compliance with such provisions has been obtained.

     9.2 Corporate Restrictions on Rights in Stock. Any securities to be issued pursuant to Awards shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the articles of incorporation and bylaws of the Company and applicable law.

     9.3 Investment Representations. The Company shall be under no obligation to issue any securities covered by any Award unless they have been effectively registered under the Securities Act, or the Participant or his or her Permitted Transferee shall have made such written representations to the Company or otherwise (which the Company believes may be reasonably relied upon) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such securities will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant or his or her Permitted Transferee is acquiring the securities for such person’s own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such securities. The Company may require a Participant or his or her Permitted Transferee, as a condition of exercising or acquiring securities under any Award or transferring any award as may be permitted by the Plan, (i) to give written assurances satisfactory to the Company as to the Participant’s or his or her Permitted Transferee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that the Participant or his or her Permitted Transferee is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant or his or her Permitted Transferee is acquiring securities subject to the Award for the Participant’s or his or her Permitted Transferee’s own account and not with any present intention of selling or otherwise distributing the securities.

     9.4 Registration.

          (a) SEC Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any securities issued or to be issued pursuant to Awards, or to qualify any such securities for exemption from the Securities Act or

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other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Participant, or each holder of securities acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its Affiliates and their respective officers, directors, agents, advisors and employees from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

          (b) Lock-Ups. In addition, the Company may require of any person holding an Award or securities issued pursuant to an Award that such person agree that, without the prior written consent of the Company, such person will not sell, make any short sale of, lend, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any securities which were or may be issued pursuant to an Award or any interest therein during the 180-day period commencing on the effective date of the registration statement (or commencing on the closing date of any offering of the Company’s securities registered pursuant to a shelf registration statement, whichever is applicable) relating to an underwritten public offering. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requests that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) to the extent requested by the Company, each holder of securities acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

     9.5 Placement of Legends; Stop Orders; etc. Each certificate for securities to be issued pursuant to Awards may bear a reference to the investment representation made in accordance with Section 9.4 in addition to any other applicable restriction under the Plan, the terms of the Award and, if applicable, to the fact that no registration statement has been filed with the SEC and no registration or qualification has been filed under any state securities or blue sky laws in respect to such securities. All certificates for Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange or market on which or through which the Company’s securities are then traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     9.6 Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise

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available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. However, in such cases Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock from Stock otherwise due to the Participant in payment of an Award, or to submit shares of Stock previously owned by the Participant, to satisfy their tax obligations .

     9.7 Participants may only elect to have shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed as a result of the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10. Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards, and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11. Use of Proceeds. Proceeds from the sale of the Company’s securities pursuant to Awards will constitute general funds of the Company.

12. Limitation of Rights in Stock; No Special Service Rights. Subject to Section 7.3(e), a Participant shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his/her agent. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant any right to the continuation of such Participant’s employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or provision of law or articles of incorporation or bylaws to the contrary, at any time to terminate such employment or other association or to increase or decrease, or otherwise adjust, the other terms and conditions of the Participant’s employment or other association with the Company and Affiliates.

13. Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained in this Plan shall give any such Participant any rights that are greater than those of an unsecured general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to make payment of Awards, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

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14. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock and other forms of compensation (incentive or otherwise) other than under the Plan upon such terms as the Company may determine from time to time.

15. Termination and Amendment of the Plan.

     15.1 The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable to the extent permitted by applicable law and the rules and regulations of any market on which or through which the Company’s securities may be traded. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment unless such amendment is necessary to comply with Section 409A of the Code. In any case, no termination or amendment of the Plan may, without the consent of any Participant, adversely affect the rights of the Participant under such Award.

     15.2 The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall impair the rights of the Participant without such Participant’s consent unless the impairment of such rights is necessary to comply with Section 409A of the Code.

     15.3 No amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable law or the rules and regulations of any market on which or through which the Company’s securities may be traded.

16. Notices and Other Communications. Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by first class, registered, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the Participant, at such Participant’s residence or business address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number or electronic mail address, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of facsimile transmission, when confirmed by facsimile machine report; and (iv) in the case of electronic mail, when directed to an electronic mail address at which the receiving party has consented to receive notice, provided, that such consent is deemed revoked if the sender is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the secretary or assistant secretary of the Company or to the transfer agent, or other person responsible for giving notice.

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17. Governing Law. The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

18. Miscellaneous.

          (a) Limitation on Securities Issuable. At no time shall the total number of securities issuable upon exercise of all outstanding Options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of §260.140.45 of the California Code of Regulations, based on the securities of the Company which are outstanding at the time the calculation is made.

          (b) Information to Participants. Participants will receive financial statements of the Company at least annually as required by Rule §260.140.45 of the California Code of Regulations.

          (c) Final and Binding. The terms of the Plan and of any Award, and all actions and interpretations of the Committee made pursuant to the Plan, shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award, including but not limited to Participants and their spouses and domestic partners, and the respective Permitted Transferees, executors, administrators, heirs, personal representatives and successors of the foregoing.

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TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

GIGA-TRONICS INCORPORATED
ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

George H. Bruns, Jr. and Mark H. Cosmez II, or either of them are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, each with full power of substitution, to vote and act as proxy with respect to all shares of common stock of Giga-tronics Incorporated standing in the name of the undersigned on the books of Giga-tronics at the close of business on July 18, 2005 at the Annual Meeting of Shareholders to be held at 9:30 A.M., on September 13, 2005, at Giga-tronics’ principal executive offices at 4650 Norris Canyon Road, San Ramon, CA 94583, or at any adjournment or postponement thereof.

THE POWERS HEREBY GRANTED MAY BE EXERCISED BY BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.

(Continued, and to be signed, on the other side.)

THERE ARE THREE WAYS TO VOTE YOUR PROXY

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL

This method of voting is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-482-9730, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and cast as you have directed. Available until 5:00 p.m., Eastern Daylight Time, on September 12, 2005.
	Visit the Internet voting Web site at http://proxy.georgeson.com. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available until 5:00 p.m., Eastern Daylight Time, on September 12, 2005.	Simply sign and date your proxy card and return it in the postage-paid envelope to Georgeson Shareholder Communications, Wall Street Station, P.O. Box 1100, New York, NY 10269-0646. If you are voting by telephone or the Internet, please do not mail your proxy card.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

X	Please mark votes as in
this example

1.	Elect five Directors for the ensuing year.	FOR ALL	WITHHOLD
		NOMINEES LISTED	AUTHORITY TO
Nominees: (1) George H. Bruns, Jr., (2) James A. Cole,		(EXCEPT AS	VOTE FOR
(3) Kenneth A. Harvey, (4) Robert C. Wilson,		INDICATED BELOW)	ALL NOMINEES
(5) William E. Wilson.			LISTED

INSTRUCTION: To withhold authority to vote for one or more		☐	☐
individual nominees, write such names in the space provided
below.

2.	Adopt the Giga-tronics Incorporated 2005 Equity Incentive Plan.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
3.	Ratify the appointment of Perry-Smith LLP as independent certified
	public accountants.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Dated:	, 2005

Signature(s)

Signature(s)

Title

Please sign exactly as the name appears printed hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by annual authorized officer. If a partnership, please sign in full partnership name by authorized person. Receipt of the Proxy statement for the meeting is hereby acknowledged.